Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of Transcat, Inc., Lee D. Rudow, the Chief Executive Officer of Transcat, Inc., and Mark A. Doheny, the Chief Financial Officer of Transcat, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

1.	This annual report on Form 10-K for the fiscal year ended March 27, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this annual report on Form 10-K for the fiscal year ended March 27, 2021 fairly presents, in all material respects, the financial condition and results of operations of Transcat, Inc.

Date: June 8, 2021	/s/ Lee D. Rudow
Lee D. Rudow
President and Chief Executive Officer (Principal Executive Officer)

Date: June 8, 2021	/s/ Mark A. Doheny
Mark A. Doheny
Vice President of Finance and Chief Financial Officer (Principal Financial Officer)